AGREEMENT AND PLAN OF MERGER

                              A.C. MAGNETICS, INC.
                            (An Arizona Corporation)



                            CELLULAR MAGNETICS, INC.
                            (An Arizona Corporation)



                              INTERCELL CORPORATION
                            (A Colorado Corporation)




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                          AGREEMENT AND PLAN OF MERGER

     (Pursuant to Section 7-111-107 of the Colorado Business Corporation Act and Section 10-1101 of the Arizona Revised Statutes)


        This Agreement and Plan of Merger (the "Agreement"), dated and effective as of September 30, 1996 is by and between A.C. Magnetics, Inc. ("Magnetics"), an Arizona corporation, Jerry W. Tooley and June E. Tooley, a married couple as trustees of the June and Jerry Tooley Family Trust ("Tooley"), and David Putnam and Ann E. Putnam, a married couple ("Putnam") constituting all of the shareholders of Magnetics (the "Shareholders"), Cellular Magnetics, Inc. ("Cellular"), an Arizona corporation, and Intercell Corporation, ("Intercell"), a Colorado corporation.

                                   WITNESSETH:

         WHEREAS, the Board of Directors of Magnetics, Cellular and Intercell deem it advisable and in the best interests of Magnetics, Cellular and Intercell and their respective shareholders that Magnetics merge with and into Cellular (the "Merger") resulting in the issuance of the no par value common stock of Intercell ("Intercell Common Stock") in exchange for the shares of no par value common stock of Magnetics ("Magnetics Common Stock"), all as provided in this Agreement; and

         WHEREAS, the specific business purpose of Magnetics, Cellular and Intercell for entering into this Agreement is to consolidate the respective assets of Magnetics and Cellular into one entity which is more capable of acquiring additional capitalization and which is more competitive; and

         WHEREAS, Magnetics, Cellular and Intercell desire to make certain representations, warranties, covenants and agreements in connection with the Merger, and also desire to prescribe various conditions to the Merger; and

         WHEREAS, the Boards of Directors of Magnetics, Cellular and Intercell have each approved and adopted this Agreement as a Plan of Merger between Magnetics, Cellular and Intercell within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(D) of the Internal Revenue Code of 1968, as amended (the "Code").

         NOW THEREFORE, in consideration of the premises and of the mutual agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   THE MERGER

         1.01 CLOSING. The closing of the transactions contemplated herein (the "Closing") shall occur at the offices of May, Potenza, Judson & Baran, P.C., 201 North Central Avenue, Suite 2210, Phoenix, Arizona 85073 or at such other place

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as is mutually  agreeable  to the  parties,  on the  earliest  practicable  date following the day on which the last of any required shareholder approvals shall have been obtained, and on which any and all conditions precedent to the merger contemplated herein have been satisfied which date is contemplated to be October 8, 1996 (the "Closing Date"). If the Closing Date can be accelerated or must be delayed, the parties agree to consent to such change.

         1.01.1 ARTICLES FOR MERGER. This instrument shall also be considered Articles of Merger which shall be filed with the Arizona Corporation Commission on the Closing Date.

         1.02 EFFECTIVE TIME OF THE MERGER. The "Effective Time of the Merger" shall be the date and time that the Articles of Merger are filed with the Arizona Corporation Commission.

         1.02.1 REQUISITE APPROVAL. This Agreement and the Merger have been:

                (a) Approved by the Boards of Directors of Magnetics, Cellular and Intercell, as required by applicable law; and

                (b) Approved by the number of votes cast, by each voting group of Magnetics, Cellular and Intercell, entitled to vote separately on the Merger, sufficient for approval by that voting group, as required by applicable law.

         1.03 CORPORATE EXISTENCE OF THE SURVIVING CORPORATION. At the Effective Time of the Merger, Magnetics shall be merged with and into Cellular which shall be the surviving corporation. The corporate identity, existence, purposes, powers, franchises, rights and immunities of Magnetics (hereinafter sometimes referred to as the "Surviving Corporation") shall continue unaffected and unimpaired by the Merger and the corporate identity, existence, purposes, powers, franchises, rights and immunities of Magnetics shall be merged into the separate existence of Magnetics, except insofar as otherwise specifically provided by law, shall cease at the effective Time of the Merger, whereupon Magnetics and the Surviving Corporation shall be and become one single corporation.

         1.04 ARTICLES OF INCORPORATION OF SURVIVING CORPORATION. The Articles of Incorporation of Cellular, as in effect immediately prior to the Effective Time of the Merger, shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation.

         1.05 BYLAWS OF SURVIVING CORPORATION. The Bylaws of Cellular as in effect immediately prior to the Effective Time of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until amended in accordance with the law.

         1.06 DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION. The duly qualified and acting directors and officers of Cellular immediately prior to the Effective Time of the Merger shall be the directors and officers of the
Surviving Corporation, provided, however, that Jerry W. Tooley shall, at the Closing, be elected as the President and a director of the Surviving Corporation, each such director and officer to hold office until the term for which he or she has previously been elected shall expire and until his or her successor has been elected and qualified.

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         1.07 EFFECT OF THE MERGER.  At the  Effective  Time of the Merger,  the
Surviving Corporation shall succeed to, without other transfer, and shall possess and enjoy, all the rights, subject to all the restrictions, disabilities and duties of both Cellular and Magnetics; and all the rights privileges, immunities, powers and franchises of both Cellular and Magnetics, and all property, real, personal and mixed, tangible or intangible, and all debts due to both Cellular and Magnetics on whatever account, for stock subscriptions as well as for all other things in action or belonging to each of said corporations shall be vested in the Surviving Corporation; and all property, rights, privileges, immunities, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of both Cellular and Magnetics; and the title to or any interest in any real estate or oil, gas or mineral or be in any way impaired by reason of the Merger; provided, however, that all rights of creditors and liens upon any property of either Cellular or Magnetics shall be preserved unimpaired, limited in lien to the property affected by such liens at the Effective Time of the Merger; and all debts, liabilities and duties of both Cellular and Magnetics, respectively, shall thenceforth attach to the Surviving corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by the Surviving Corporation.

         1.08 ADDITIONAL OBLIGATIONS. If at any time the Surviving Corporation shall deem or be advised that any further grants, assignments, confirmations or assurances are necessary or desirable to vest or to perfect or confirm of record or otherwise in the Surviving Corporation the title to any property of Magnetics, the officers or any of them and directors of Magnetics shall execute and deliver any and all such deeds, assignments, confirmations and assurances and do all things necessary or proper so as to best prove, confirm and ratify title to such property in the Surviving Corporation or to otherwise carry out the purposes of the Merger and the terms of this Agreement or both. The Surviving Corporation shall have the same power and authority to act in respect to any debts, liabilities and duties of Magnetics as Magnetics would have had, had it continued in existence.

         1.09 CONVERSION AND EXCHANGE OF SHARES.

              (a) The manner and basis of converting or exchanging the shares of each of Cellular and Magnetics shall be as follows:

                  (1) Each share (and fraction thereof) of no par value common stock of Magnetics which shall be outstanding immediately prior to the Effective Time of the Merger (except any such shares which shall then be held in the treasury of Magnetics) shall be changed, by virtue of the Merger and without any action on the part of the holder thereof, into: Two Hundred Seventy-Seven and 78/100ths shares (277.78) shares of Intercell so that upon the Effective Time of the Merger Intercell shall issue Two Hundred Seventy-Seven Thousand Seven Hundred Seventy-Eight(277,778) shares in exchange for all capital stock of Magnetics.

                  (2) At the Effective Time of the Merger, all capital stock of Magnetics owned by Magnetics as treasury shares, if any, shall be canceled and such shares shall not be converted into shares of the Common Stock of Intercell. At the Effective Time of the Merger, all capital stock of Magnetics issued and outstanding shall be canceled and automatically subject to conversion into Intercell Common Stock as described in subparagraph 1.09(a)(1).

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                  (3) No  fractional  shares of Intercell  Common Stock shall be issued in connection with the Merger. Instead, each holder of record shares of Intercell Common Stock at the Effective Date entitled to a fractional interest arising from the conversion of such shares shall receive a cash payment for such fractional share. The cash payment for such fractional share shall be based upon the book value of such shares. No such holder shall be entitled to dividends or other rights in respect of any such fractional interest.

              (b) If not previously surrendered to Intercell, at the Closing, not later than twenty (20) days after the Effective Time of the Merger, each holder of an outstanding certificate or certificates which prior thereto represented shares of Magnetics Common Stock shall surrender the same to Corporate Stock Transfer, Inc. ("Exchange Agent"), and each such holder shall be entitled upon such surrender to receive in exchange therefore, a certificate or certificates representing the number of shares of Intercell Common Stock into which the certificate or certificates so surrendered shall have been converted as aforesaid. After the Effective Time of the Merger and until surrendered to, and canceled by the Exchange Agent, each certificate which, prior to the Effective Time of the Merger, represented outstanding shares of Magnetics Common Stock shall be deemed for all corporate purposes to evidence the number of shares of Intercell Common Stock into which the same shall be been converted. Dividends on common stock of Intercell (if any are declared) payable after the Effective Time of the Merger with respect to such shares shall not be paid with respect thereto until the related Magnetics certificates shall be been surrendered, whereupon they shall be paid without interest to the person in whose name Intercell Common Stock certificates are issued. Notwithstanding the foregoing, any shareholder of Magnetics who lawfully elects to exercise his or her right to dissent from the Merger in accordance with the Arizona Revised Statutes Section 10-1302 et. seq. will not be deemed to have converted his or her shares of Magnetics Common Stock into shares of Intercell Common Stock until such time as that shareholder is no longer entitled to payment for his shares. At that time shares of Magnetics Common Stock held by a dissenting shareholder, but with respect to which such shareholder did not exercise his right to dissent form the Merger, shall be deemed converted into shares of Intercell Common Stock as aforesaid as of the Effective Time.

              (c) For purposes of paragraphs 1.09(a) and (b) of this Article I, shares of Magnetics Common Stock outstanding immediately prior to the Effective Time of the Merger shall not include any shares of Magnetics Common Stock with respect to which the holders thereof ("Dissenting Magnetics Stockholders") shall have filed written objections to the Merger in the manner provided in the Arizona Revised Statutes Section 10-1321, provided, that if any such person shall subsequently lose his or her dissenter's rights, the shares of Magnetics Common Stock held by such person shall be deemed changed into shares of Intercell Common Stock as provided herein, as of the Effective Time of the Merger, and shall be exchanged in the manner and entitled to the rights provided herein. Magnetics shall give Intercell (i) prompt notice of any written objections or demands for payment of the value of their shares of Magnetics Common Stock received from the Dissenting Magnetics Stockholders and (ii) the opportunity to participate in all negotiations and proceeding s with respect to any such demands. Magnetics shall not, without the prior written consent of Intercell voluntarily make any payment with respect to, or settle or offer to settle, any such demands.

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              (d) If any certificate for shares of Intercell  Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer with signatures thereon duly guaranteed by a bank or trust company and that the person requesting such exchange (i) pay to the Exchange Agent any transfer expenses or other taxes required by reason of the issuance of a certificate for share of Intercell Common Stock in any name other than that of the registered holder of the certificate surrendered or (ii) establish to the satisfaction of the Exchange Agent that such transfer expenses or other taxes required by the issuance of a certificate for shares of Intercell Common Stock in the same name of the registered holder of the certificate for Magnetics Common Stock surrendered shall be paid by Intercell Corporation.

              (e) If Intercell has not previously delivered the Intercell Common Stock deliverable hereunder, at the Closing, to the holders of the Magnetics Common Stock, as requested by such holders, then Intercell shall issue and deliver, or cause to be issued and delivered to the Exchange Agent one certificate representing the aggregate number of shares of Intercell Common Stock to which all holders of Magnetics Common Stock shall be entitled pursuant to this Agreement and Plan of Merger, but in no event exceeding Two Hundred Seventy-Seven Thousand Seven Hundred Seventy-Eight (277,778) shares of Intercell Common Stock. The certificate so delivered in such names as requested by the shareholders of Magnetics, but under no circumstances shall Intercell be required to issue certificates for fractional shares.

              (f) If after the date hereof and prior to the Effective Time of the Merger, (i) there shall be any recapitalization, split-up or consolidation of shares of Intercell Common Stock or Magnetics Common Stock or (ii) the outstanding shares of Intercell or Magnetics Common Stock are, in connection with a Merger or consolidation of Intercell or Magnetics exchanged for a different number or class of shares of stock of Intercell or Magnetics or for the shares of the capital stock of any other corporation or (iii) the record date for determination of holders of Intercell or Magnetics Common Stock entitled to receive a dividend payable in such stock shall occur, then there shall be made an appropriate adjustment in the number and class of the shares to be issued and delivered upon the Merger.

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                                   ARTICLE 11
                                    EXPENSES

         2.01 EXPENSES. In the event that this Agreement shall be terminated, all further obligations of the parties under this Agreement shall terminate without further liability of either party and each party shall be responsible, without reimbursement from the other, for all its costs and expenses incurred incident to negotiations and preparation of this Agreement and to performance of and compliance with all agreements and conditions contained herein on their part to be performed or complied with, including the fees, expenses and disbursements of counsel. In the event that the Merger shall be consummated each party hereto will pay all of its costs and expenses in connection therewith. Notwithstanding anything hereinabove contained, whether or not the Merger shall be consummated, Magnetics and Cellular shall divide any printing and mailing costs incurred in connection therewith in proportion to the number of stockholders of record of Magnetics and Cellular respectively if such is required by applicable laws.


                                   ARTICLE III

                               SPECIFIC CONDITIONS

        3.01 FINANCIAL STATEMENT REQUIREMENTS. Intercell shall undertake, within Thirty (30) days after the Effective Time of the Merger an audit of Magnetics for the period ended September 30, 1996 with the object of obtaining audited financial statements for such period, prepared in accordance with generally accepted accounting principles and satisfying the requirements of the Securities and Exchange Commission. The Shareholders agree to cooperate with Intercell's efforts to obtain such financial statements. The cost of such audit, and of any related expenses, shall be borne solely by Intercell. In the event that, due solely to the accounting and/or bookkeeping practices of Magnetics prior to the Effective Time of Merger, Intercell, is unable to obtain or generate such audited financial statements, then Intercell shall have the right (upon proof of delivery of written Notice of Termination to Magnetics) to terminate the Merger Ten (10) days thereafter and all parties shall be returned to their status quo, without reservation, prior to the Effective Time of the Merger.

         3.02 ADDITIONAL OBLIGATIONS OF MAGNETICS AND SHAREHOLDERS. The parties acknowledge and agree that Magnetics and/or the Shareholders shall have the following additional obligations hereunder, and that the satisfaction of each such obligations on or before the closing is a material inducement and condition precedent for Intercell and Cellular to enter into this Agreement and perform their respective obligations hereunder.

              1. The Shareholders shall deliver stock certificates evidencing all of the issued and outstanding shares of stock of Magnetics, duly endorsed for transfer.

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              2.  Shareholders  Jerry W.  Tooley  and David  Putnam  shall  each execute and deliver to Cellular an employment agreement in the form attached hereto as Exhibits "A" and "B", respectively.

              3. Magnetics shall cause to be executed and delivered to Cellular employment agreements for Jesse Salazar and Kong Wong, in the form attached hereto as Exhibits "C" and "D", respectively.

              4. The Shareholders shall deliver stock certificates evidencing all of the shares of stock of M.C. Davis Internacional S.A. de C.V. "International" owned by them, duly endorsed for transfer.

         3.03 ADDITIONAL OBLIGATIONS OF CELLULAR AND INTERCELL. The parties acknowledge and agree that Cellular and Intercell shall have the following additional obligations hereunder, and that the satisfaction of each such obligation is a material inducement for Magnetics and the Shareholders to enter into this Agreement and perform their respective obligations hereunder.

         3.03.1 OBLIGATIONS AT CLOSING. At or before the Closing, Intercell and/or Cellular shall perform the following, each of which shall be a condition precedent to the performance by Magnetics and the Shareholders of their respective obligations hereunder.

              a. Intercell  shall  deliver  to  the  Shareholders  and/or  their designees the shares of stock of Intercell determined in accordance with Section 1.09, above, or evidence satisfactory to the Shareholders of appropriate instructions to the Exchange Agent for the issuance of such shares.

              b. Intercell  shall  deliver  to Tooley a  certified  check in the amount of Six Hundred Thirty-Nine Thousand Dollars ($639,000).

              c. Intercell  shall  deliver to  Putnam a  certified  check in the amount of Seventy-One Thousand Dollars ($71,000).

              d. Intercell  shall  deliver  to First  U.S.  Securities,  Inc.  a certified check in the amount of Ninety Thousand Dollars ($90,000).

              e. Cellular shall execute and deliver to Jerry W. Tooley and David
                 Putnam employment agreements in the form attached hereto as Exhibits "A" and "B", respectively.

              f. Cellular  shall  execute  and deliver to  Magnetics  employment agreements for Jesse Salazar and Kong Wong in the form attached hereto as Exhibits "C" and "D", respectively.

              g. Intercell shall execute and deliver to Tooley a promissory note in the form attached hereto as Exhibit "E", in the principal amount of Eighty Thousand Dollars ($80,000.00).

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         3.03.2   OBLIGATIONS AFTER CLOSING.

         3.03.2.1. Within (i) Sixty (60) days after the Effective Time of Merger or (ii) ten days after written request from Jerry Tooley, whichever is earlier, Intercell shall satisfy in full (a) that certain line of credit in the amount of One Hundred Thousand Dollars ($100,000) of Magnetics, with Bank of Casa Grande Valley, and any other liabilities or obligations of Magnetics for which Tooley or Putnam are personally liable.

         3.03.2.2. Intercell shall comply with the provisions of any applicable laws of Mexico respecting to the transfer of ownership in, and the reorganization of International, and shall indemnify and hold Putnam and Tooley harmless from and against any liability associated with their ownership of International pending such reorganization.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.01 GENERAL. Magnetics (and its shareholders), Cellular and Intercell hereby mutually represent, warrant, acknowledge and agree that each has had made available to it all material information deemed necessary, essential, appropriate or material to such party toward making an informed investment decision in connection with the transaction described herein. Further, Magnetics, Cellular and Intercell mutually represent and warrant to each other that full and unrestricted access to all information necessary to verify such information and an opportunity to question the officers and directors of each has been made available to it. Magnetics, Cellular and Intercell mutually represent and warrant that each is in whatever capacity, in corporate good standing under the laws of their respective jurisdictions, legally competent and duly authorized by action of its Board of Directors (and if applicable, by action of its shareholders) to enter into and to execute this Agreement as a valid, legal, binding and enforceable agreement. EXCEPT AS SPECIFICALLY SET FORTH HEREIN, NO PARTY HERETO MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED TO ANY OTHER PARTY.

        4.02    SPECIFIC.

        4.02.1  INVESTMENT   INTENT.  All  shareholders  of  Magnetics  who  are
acquiring the securities of Intercell by virtue of this Agreement and the transaction described herein, represent and warrant to Intercell, its transfer agent, its counsel, officers and directors and to all applicable governmental authorities, that each is acquiring the securities of Intercell, with a view toward investment and not distribution, acknowledges that the securities being receive are "restricted securities" within the meaning of the Securities Act of 1933, as amended, restrictive legend and that Intercell shall place a "Stop Transfer" order with its transfer agent against further transfer of such securities unless and until such transfers may be made in compliance with applicable federal and state securities laws. If requested by counsel to
Intercell the shareholders of Magnetics agree to execute Investment Representation Letters to that effect and deliver same to counsel to Intercell.

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         4.02.2 OFFER AND SALE  REPRESENTATION  BY COUNSEL.  All shareholders of
Magnetics acknowledge and represent that this Agreement and the Merger were negotiated while they collectively and physically were present and assembled in the State of Arizona, in the presence of counsel of their choice, and that the offer, sale and delivery after sale of the Intercell Common Stock made to them was initially and exclusively made to them which they were present at such negotiations in Arizona. Each shareholder of Magnetics specifically represents and warrants that at no time did Intercell or any affiliate of Intercell make any offer, sale or delivery after sale to them, at anytime, of any type of security of Intercell or its affiliates, in any other state.

         Each of the shareholders of Magnetics represent and warrant that they have had an adequate opportunity to discuss all of the terms and conditions of this Agreement and the Merger with their counsel, to their full satisfaction and that they have read the Agreement and fully understand, accept and approve the Agreement and the Merger.

                                    ARTICLE V
                                     GENERAL

         5.01 AMENDMENT. To the extent permitted by applicable law, this Agreement and any exhibit attached hereto may be amended upon authorization by the Boards of Directors of the parties hereto before or after any meeting of the stockholders or of the parties, at any time prior to the Closing Date, except that no such amendment shall affect the rate of exchange provided herein, unless approved in writing, by all parties.

         5.02 NOTICES. Any notice or other communications required or permitted hereunder shall be sufficiently given if sent by express delivery, registered or certified mail, postage prepaid, or delivered by messenger, addressed if to
Magnetics:

                           A.C. Magnetics
                           Jerry Tooley
                           10671 West Battaglia Road
                           Arizona City, AZ 85223

with a copy to:

                           Austin Potenza II
                           May, Potenza, Judson & Baran
                           2210 Bank One Center
                           201 North Central Avenue
                           Phoenix, AZ 85073-0022

and if to Cellular or Intercell:

                           Intercell Corporation
                           999 West Hastings Street, Suite 1750
                           Vancouver, BC Canada V6C 2W2

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 with a copy to:

                           Paul Metzinger, P.C.
                           370 17th Street, Suite 3290
                           Denver, CO 80202

or such other address as shall be furnished in writing by either party, and any such notice or communication shall be deemed to have been given as of the date so mailed (except that notice of change of address shall not be deemed to have been given until received by the addressee) or the date of delivery of the notice if delivered by messenger.

         5.03 NO ASSIGNMENT. This Agreement may not be assigned by operation of law or otherwise.

         5.04 HEADINGS. The description heading of the several Articles, Sections and paragraphs of this Agreement are inserted for convenience only and do not constitute part of this Agreement.

         5.05 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which may be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to each of the other parties hereto.

         5.06 CONFIDENTIAL TREATMENT OF INFORMATION. Magnetics and Intercell agree that in the event the transactions contemplated by this Agreement shall not be consummated, each party will keep and maintain in strict confidence all information concerning the properties, business, activities and assets of Magnetics and Intercell obtained in the course of its or their examination pursuant to the provisions of this Agreement and shall return to the other all copies of documents, data, schedules and the like that such part shall have theretofore acquired from the other party in connection with this Agreement.

         5.07 PUBLICITY. All notices to third parties and all other publicity concerning the transactions contemplated by this Agreement shall be jointly planned and coordinated by Magnetics and Intercell and approved by their respective counsel. No party shall act unilaterally in this regard without the prior approval of the other.

         5.08 FURTHER DOCUMENTS. Intercell, Cellular and Magnetics agree to execute any and all other documents and to take such other action or corporate proceedings as may be necessary or desirable to carry out the terms hereof.

         5.09 ENTIRE AGREEMENT. This Agreement and the Exhibits attached hereto and the Schedules and other documents and materials referred to herein embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof.

         5.10 APPLICABLE LAW. This Agreement shall be governed by, and the terms and provisions shall be construed and enforced in accordance with the laws of the State of Arizona.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf and its corporate seal to be hereunto affixed by its officers thereunto duly authorized, all as of the day and year written.


                                   A.C. MAGNETICS, INC.
                                   (An Arizona Corporation)

                                        /s/ Jerry Tooley
                                   By:_________________________________________
                                       Jerry Tooley, President


                                   ATTEST:


                                       /s/ David Putnam
                                   By:_________________________________________
                                       David Putnam, Secretary



STATE OF ARIZONA     )
                     ) ss.
COUNTY OF MARICOPA   )

         The foregoing instrument was acknowledged before me this 8th day of October, 1996 by Jerry Tooley and David Putnam, respectively, of A.C. Magnetics, Inc., an Arizona corporation, on behalf of the corporation.

                                  /s/ Marilyn F. Miles
                                  _____________________________________________
                                  Notary Public

My commission expires: 12/14/97


                                  CELLULAR MAGNETICS, INC.
                                  (An Arizona Corporation)


                                       /s/ Gordon J. Sales
                                   By:_________________________________________
                                      Gordon J. Sales, President

                                   ATTEST:


                                       /s/ Alan M. Smith
                                   By:_________________________________________
                                      Alan M. Smith, Secretary



STATE OF ARIZONA     )
                     ) ss.
COUNTY OF MARICOPA   )

        The foregoing instrument was acknowledged before me this 8th day of October, 1996 by Gordon J. Sales and Alan M. Smith, respectively, of Cellular Magnetics, Inc., an Arizona corporation, on behalf of the corporation.

                                   /s/ Marilyn F. Miles
                                   ____________________________________________
                                   Notary Public

My commission expires: 12/14/97



                                   INTERCELL CORPORATION,
                                   (A Colorado Corporation)



                                       /s/ Gordon J. Sales
                                   By:_________________________________________
                                      Gordon J. Sales, President

                                   ATTEST:


                                      /s/ Alan M. Smith
                                   By:_________________________________________
                                      Alan M. Smith, Secretary



STATE OF ARIZONA     )
                     ) ss.
COUNTY OF MARICOPA   )

        The foregoing instrument was acknowledged before me this 8th day of October, 1996 by Gordon J. Sales and Alan M. Smith, respectively, of Intercell Corporation, a Colorado corporation, on behalf of the corporation.


                                   /s/ Marilyn F. Miles
                                   ____________________________________________
                                   Notary Public

My commission expires: 12/14/97

 SHAREHOLDERS

Jerry W. Tooley and June E. Tooley, as Trustees of the June and Jerry Tooley Family Trust.

/s/ Jerry W. Tooley, Trustee
___________________________________________
Jerry  W. Tooley

/s/ June E. Tooley, Trustee
___________________________________________
June E. Tooley


STATE OF ARIZONA     )
                     ) ss.
COUNTY OF MARICOPA   )

         The foregoing instrument was acknowledged before me this 8th day of October, 1996 by Jerry W. Tooley and June E. Tooley, as Trustees of the June and Jerry Tooley Family Trust.

                                  /s/ Marilyn F. Miles
                                  _____________________________________________
                                  Notary Public

My commission expires: 12/14/97



/s/ David Putnam
___________________________________________
David Putnam

/s/ Ann E. Putnam
___________________________________________
Ann E. Putnam


STATE OF ARIZONA      )
                      ) ss.
COUNTY OF MARICOPA    )

         The foregoing instrument was acknowledged before me this 8th day of October, 1996 by David Putnam and Ann E. Putnam.

                                   /s/ Marilyn F. Miles
                                   ____________________________________________
                                   Notary Public

My commission expires: 12/14/97

                                   EXHIBIT "A"

                              EMPLOYMENT AGREEMENT

         This Agreement is between Cellular Magnetics, an Arizona corporation, (hereinafter referred to as the "Company"), and Jerry W. Tooley (hereinafter referred to: as "Employee").

         1. ENGAGEMENT. The Company hereby engages the Employee and the Employee hereby accepts engagement upon the terms and conditions hereinafter set forth. Employee's compensation set forth herein shall be subject to all applicable federal or state tax withholding provisions.

         2. TERM. Subject to the provisions for termination as hereafter provided, the term of this Agreement shall be for a period of thirty-six (36) months commencing on October 15, 1996. The parties hereby acknowledge and agree it is their intent that: (a) any extension or renewal of this Agreement shall be concluded at least Three (3) months prior to the expiration date of the initial thirty-six (36) months term and Three (3) months prior to the expiration date of any subsequent extension or renewal term hereof; and (b) absent mutual agreement to the contrary, the failure to conclude such extension or renewal by the dates indicated shall be deemed notice to the Company and the Employee that the Agreement shall not be extended.

         3. DUTIES. The Employee shall be the President of the Company. As such, the Employee shall, during the term of this Agreement, perform the responsibilities and duties, exercise the powers and follow the instructions which from time to time may be lawfully assigned to or vested in him by the Board of Directors of the Company. It is agreed that during the term of this Agreement, and for so long as no Event of Default has occurred hereunder, the Employee will not accept an officership or directorship, participate in the operation or management of or act as an Employee to any other company, which is in the same line of business as or in competition with the Company unless it be a company either owned or controlled by the Company, without the prior written consent of the Board of Directors of the Company.

         4. EXTENT OF SERVICES. Employee agrees to provide not less than 30 hours per week of executive services to the Company for the compensation paid to the Employee. Employee shall not be prevented from investing his assets in any manner, except that in no event may the Employee make investments in any firms in competition with, or in the business of supplying goods or services to the Company, unless such investments are disclosed to and approved by the Board of Directors of the Company.

         5. COMPENSATION. For services rendered by the Employee under this Agreement, the Company shall pay the Employee the compensation and bonus, and grant such other benefits, as are set forth on EXHIBIT "A". If during the term of the Agreement the Employee is unavailable because of illness which prevents Employee from performing his duties described herein, the Company shall be obligated to pay the Employee for all such periods of absence; not to exceed however three (3) months.

         6. BONUS AND STOCK OPTION PLANS AND BENEFIT PROGRAMS. The Company proposes to establish certain bonus and stock option plans. During the term of this Agreement, and as additional compensation, the Employee will be eligible to participate in those plans currently in effect and as they may be amended from time to time, so long as such plans remain in existence. Furthermore, during the term of this Agreement, the Employee shall be entitled to participate in all current or subsequently enacted benefit programs applicable to other officers, directors, agent and employees of the Company. For purposes of this Agreement, all references to stock option plans, bonus plans or benefit programs shall be deemed to mean that Employee shall be eligible to participate in such plans or programs of the Company in which Employee presently participates or is eligible for, or such plans or programs of the Company that may subsequently be by the Company. Options, if any, under this Agreement as are set forth on EXHIBIT "B"

         7. EXPENSES. The Employee is authorized to incur reasonable expenses with regard to the business of the Company, including expenses for entertainment, travel and other items of a similar character. The Company will reimburse the Employee for all such expenses incurred by him in the performance of his duties hereunder.

         8. TERMINATION BY COMPANY. This Agreement may be terminated by the Company as follows:

              a) If the Employee  shall commit a breach of this  Agreement,  and such breach, if capable of rectification, is not rectified within thirty (30) calendar days of receipt by Employee from the Company of written notice requiring him so to do.

              b) If  the  Employee  shall  be  convicted  of a  felony  criminal offense, or been found in a judicial proceeding initiated after the date of this Agreement by a court of competent jurisdiction, in a decision subject to no further appeals, to have committed any dishonest or unlawful act or to have been engaged or engaging in any conduct which might irreparably injure or tend to injure the reputation or business of the Company.

              c) If the Employee shall grossly, willfully or inexcusably neglect the performance of Employee's duties as set forth herein. Such standard of neglect shall however be determined only by the Board of Directors, based upon written opinion of independent counsel and written advice to Employee and unanimously approved by the full Board of Directors especially convened for such purpose.

         9. TERMINATION BY EMPLOYEE. Employee may terminate this Agreement with or without cause, and if terminated, the Company and Employee agree to abide by and promptly honor the provisions of SECTION 10 of this Agreement. Cause for termination by Employee shall not consist of the Company's refusal to follow the bona-fide professional recommendations of the Employee.

         10. PAYMENTS UPON TERMINATION BY COMPANY OR EMPLOYEE. It is agreed that if this Agreement is terminated payments and/or provisions for payments will be made as follows:

              a) If the Company  terminates  this  Agreement on some basis other than for any of the reasons as stated in Paragraph 8 hereof, the Company will take the actions set forth in Subparagraphs,
                 (i) through (v) of this Paragraph. If the Employee terminates this Agreement for cause, which shall be limited to a failure by the Company to pay Employee his compensation, or a breach by Employer of that certain Agreement and Plan of Merger of even date herewith to which Employer and Employee are partners, or that certain Promissory Note of even date herewith in the principal amount of Eighty Thousand Dollars ($80,000), the Company will take all of the following actions:

                  (i) All stock options granted to the Employee pursuant to this Agreement will become immediately vested for the full amount of Optioned Shares and shall be exercised, if ever, in accordance with and subject to the terms and provisions of the Company's Compensatory Stock Option Plan and Employee's Stock Option Agreement; and

                  (ii) The Employee will receive within fifteen (15) days of the effective date of such termination, all compensation and all other benefits that would have accrued and/or been payable to the Employee during the term of this Agreement; and

                  (iii)    The   Employee   will  be  paid  in  full  any  other
                           contractual benefits Employee may have with the Company and be reimbursed for all un-reimbursed accountable expenses; and

                  (iv) Within ninety (90) days thereafter, Employee shall have the option, on giving Employer fifteen (15) days prior written notice, to require Employer to redeem for cash all or any portion of the stock of Employer then owned by Employee, at one hundred percent (100%) of its then fair market value.

                  (v) Within thirty (30) days after the effective date of such termination, Employer shall pay to Employee the amount of any Minimum Bonus payable to Employee during the first two (2) years hereof, as set forth on Exhibit "A", Section B, which has not theretofore been paid to Employee.

             b) If the Company terminates this Agreement for a reason or reasons set forth in paragraph 9 hereof or the Employee terminates this Agreement without cause, the Company will only be obligated to pay to the Employee the actual amount of compensation accrued to the date of termination to which Employee is otherwise entitled pursuant to this Employment Agreement, including, but not limited to, the minimum bonus set forth on EXHIBIT "A", SECTION B hereto and, all other payments or benefits recited herein shall be canceled and terminated, without recourse.

         11. TERMINATION DUE TO CHANGE IN CONTROL. If EMPLOYEE is terminated by the Company, for any reason as part or because of a change in control of the Company, or of Intercell, Inc., the Company's parent.,, then Employee shall be entitled to a one time lump sum payment of cash for the termination of this Agreement as follows:

                  TERMINATION OCCURRING IN             AMOUNT

               Years One (1) through Three (3)      $216,000.00

The cash payment set forth herein, shall be made within Five (5) days of the date of delivery to Employee of written termination of this Agreement by the Company. Upon receipt of the payment as set forth herein, the Employee and the Company shall in writing cancel this Agreement and the parties shall be released of all further obligations under this Agreement, provided however, that any options which have been granted to Employee and which are otherwise vested shall remain unimpaired and in full force and effect.

A change in control of the Company shall be deemed to have occurred when, as a result of any type of corporate reorganization, execution of proxies or voting trusts or other arrangements, a person or group or persons acquire sufficient equity or voting control of the Company to elect more than a majority of the Board of Directors.

         12. NOTICES OF TERMINATION. All Notices of Termination provided for in this Agreement must be in writing and must provide for a minimum notice period of Sixty (60) calendar days between the date of such notification and the effective date of such termination.

         13. ARBITRATION. Any controversy or claim arising out of, or relating to this Agreement, or the breach hereof, shall be settled by arbitration in the City of Phoenix, Arizona in accordance with the then effective rules of the American Arbitration Association. Such ruling shall be binding upon the parties.

         14. NOTICES. Any notice required or permitted to be given under this Agreement shall be sufficient if in writing, and if sent by registered or certified mail to the Employee's residence in the case of the Employee, or to is principal office in the case of the Company.

         15. WAIVER, MODIFICATION OR CANCELLATION. Any waiver, alteration or modification of any of the provisions of this Agreement or cancellation or replacement of this Agreement shall not be valid unless in writing and signed by the Parties.

         16. BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon the Company, its successors and assigns, including but not limited to any entity which may acquire all or substantially all of the Company's assets and business or with or into which the Company may be consolidated or merged, and the Employee, his successors, representatives and assigns, provided that the duties of the Employee as described herein may not be delegated.

         17. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall in no way affect the validity or enforceability of any other provision.

         18. ENTIRE AGREEMENT. This Agreement represents the entire Agreement between the parties. Each party represents that there are no other oral, written, express or implied contracts, agreements or understandings between them.

         19. AUTHORIZATION. Each party represents that he, she or it is duly competent, authorized and capable of executing this Agreement as a valid, binding and enforceable Agreement.

         20. GOVERNING LAW. The substantive law of Arizona shall govern all the terms, conditions and interpretations of this Agreement and all other instruments, documents or agreements executed pursuant hereto. In the event of litigation concerning this Agreement or any other instrument, document or agreement relating to it, the parties hereto agree that the exclusive venue and place of jurisdiction shall be the State of Arizona, County of Maricopa. Further, each of Employee and Employer by execution hereof, irrevocably and unconditionally consents to receive service of process and further agrees to file a general appearance upon either acceptance of process by the other party or actual service of process upon such party.

         21. NONDISCLOSURE AND NON-COMPETITION. Employee agrees to the terms and
conditions  of  his  obligations,   if  any,   relating  to  nondisclosure   and
non-competition as set forth on EXHIBIT "C".

         22. SPECIFIC REPRESENTATIONS.  Each party represents that:

             a) The consideration recited herein shall conclusively be deemed fair, adequate, reasonable and sufficient.

             b) He, she or it has voluntarily and without fraud, duress, coercion, undue influence or improper persuasion executed this Agreement

DATED:  October 8, 1996


Intercell Corporation


    /s/ Gordon J. Sales                         /s/ Jerry W. Tooley
By:____________________________________      By:_______________________________
   Gordon J. Sales                              Jerry W. Tooley
   Chief Executive Officer and President        Individually

                                   EXHIBIT "A"


A.        Base Compensation         $72,000 annually

B.        Minimum Bonus:
          1.    On or before October 1, 1997: $90,000
          2.    On or before October 1, 1998: $90,000

C.        Performance Bonus:
          Annually, based on _________ percent (___%) of the amount by which Net Operating Profit exceeds One Hundred Thousand Dollars ($100,000.00).

          For purposes hereof "Net Operating Profit" shall be as determined for financial accounting purposes, without taking into consideration inter-company expenditures, and expenses in excess of current (September 30, 1996) expense ratios.

D.        Fringe Benefits:
          Use of own company vehicle.
          3 weeks paid vacation annually

                                   EXHIBIT "B"

                                   EXHIBIT "C"


                        NONDISCLOSURE AND NON-COMPETITION


         1. During the term of Employee's employment with the Company and for one (1) year thereafter, and further provided that neither Company nor Intercell, Inc. are then in default of any of their respective obligations to Employee under any agreement to which they are parties, Employee shall not, directly or indirectly, as principal, agent, employee, trustee, or in any like capacity, or through the agency of any corporation, partnership, association, agent, agency or any other like entity.

            i. engage in any business that is similar to the business conducted by the Company, its subsidiaries or affiliates; or

            ii. solicit any person (natural or otherwise) who is or has been within three (3) years prior to the date Employee's association is terminated, a customer or client of the Company, its subsidiaries or affiliates; or

            iii. induce  any  present or future  Employee  or  affiliate  of the
                 Company, its subsidiaries or affiliates to accept employment or similar association with the Employee or any person, firm, association, corporation or other entity with whom the Employee is now or may hereafter become associated; or

             iv. in any manner interfere with, disrupt or attempt to disrupt the relationship between the Company and/or any of its customers, or use in any manner whatsoever, the Company's customer list, database, or trade secrets.

         2. The parties agree that in light of the specialized nature of the industry and the national-customer base of the Company's business that the restrictions set forth in Paragraph 1 hereof shall apply to Employee within the territory of the United States of America.

         3. In the event of a violation by Employee of any of the covenants contained in this Agreement, it is mutually agreed that the term of said covenant and/or covenants shall be automatically extended against Employee for a period of one (1) year from the date on which Employee permanently ceases such violation or for a period of time of one (1) year from the date of the entry by a Court of competent jurisdiction of a final order or judgment enforcing said covenant(s), whichever period is later. The extension of the term(s) of said covenant(s) as provided in this sub-paragraph 3 shall be in addition to and not in lieu of the remedies provided below.

         4. Other than within the proper course of Employee's duties, the Employee will not during or at any time after the termination of association with the Company, use for himself or others or divulge or convey to others any secret or confidential information, knowledge or data of the Company, its subsidiaries its affiliates or that of third parties obtained by him during the period of his employment with the Company. Such information, knowledge or data includes but is not limited to secret or confidential matters.

            i. of a technical nature such as but not limited to research methods, know-how, reporting procedures, composition, processes, computer databases and similar terms or research project.

            ii. of a business nature such as but not limited to information about finances, costs, profits, sales, contracts, transactions, or customer lists, or

            iii. pertaining  to future  developments  such as but not limited to research and development or future marketing or advertising programs.

Further, the Employee shall, during and after the period of Employee's employment, diligently endeavor to prevent the publication or disclosure of any such secret or confidential information, knowledge or data.

         5. All forms, manuals, letters, notes, notebooks, reports, sketches, formulas, computer programs and similar items, memoranda, client lists, business, marketing and financial plans and studies and all other materials and all copies thereof relating in any way to the business of the Company or of its subsidiaries or affiliates and in any way obtained or produced by the Employee during the period of his employment with the Company or its authorized representative upon the termination of the employment or at any other time at the request of the Company. Employee further agrees that Employee will not make or retain any copies of any of the foregoing and will so represent to the Company upon the termination of Employee's employment.

         6. The Company and Employee agree that the Company would not have an adequate remedy at law for money damages in the event that the provisions of this Agreement are not complied with in accordance with their terms, and therefore agree that in the event of any breach of any of these provisions by the Employee, the Company shall be entitled to equitable relief by way of injunction or otherwise, together with costs and expenses incurred by it, including attorneys' fees, in addition to such other remedies as the Company may have.

         7. In the event, Employee violates the terms of this Nondisclosure and Non-Competition section, and in the further event that Company is not made aware of such violation until a point in time after which Employee has commenced engaging in services similar to those engaged in by Company, for clients for whom Company has provided services within three years of the date of Employee's termination of employment, then in addition to the injunctive relief provide for in subparagraph 6 above, Company shall be entitled to liquidated damages which shall be based upon the revenues generated by Employee from Company's clients as follows.

             a) Employee shall pay to Company one-third of all revenues collected by Employee from Company's clients for a period of three (3) years from the date on which Employee first collected revenues from any such Company client.

The parties hereby acknowledge that the restrictive covenants contained in this Agreement are fair and reasonable in light of all of the facts and circumstances of the relationship between Employee and Company; however, Employee and Company are aware that in certain circumstances courts ave refused to enforce certain agreements not to compete. Therefore, in furtherance and not in derogation of the provisions of this Agreement, Company and Employee agree that in the event a court of competent jurisdiction should for any reason decline to enforce any of said covenants, that his Agreement shall be deemed to be modified to restrict Employee's competition with Company to the maximum extent in time, geography and otherwise as the court shall deem enforceable and/or to grant Company such other relief at law or in equity as shall be reasonable necessary to protect the interest of Company.

                                   EXHIBIT "B"

                              EMPLOYMENT AGREEMENT

         This Agreement is between Cellular Magnetics an Arizona corporation, (hereinafter referred to as the "Company"), and David Putnam (hereinafter referred to as "Employee").

         1. ENGAGEMENT. The Company hereby engages the Employee and the Employee hereby accepts engagement upon the terms and conditions hereinafter set forth. Employee's compensation set forth herein shall be subject to all applicable federal or state tax withholding provisions.

         2. TERM. Subject to the provisions for termination as hereafter provided, the term of this Agreement shall be for a period of sixty (601 months commencing on October 15, 1996. The parties hereby acknowledge and agree it is their intent that: (a) any extension or renewal of this Agreement shall be concluded at least Three (3) months prior to the expiration date of the initial sixty (60@ months term and Three (3) months prior to the expiration date of any subsequent extension or renewal term hereof; and (b) absent mutual agreement to the contrary, the failure to conclude such extension or renewal by the dates indicated shall be deemed notice to the Company and the Employee that the Agreement shall not be extended.

         3. DUTIES. The Employee shall, during the term of this Agreement, perform the responsibilities and duties, exercise the powers and follow the instructions which from time to time may be lawfully assigned to or vested in him by the Board of Directors of the Company. It is agreed that during the term of this Agreement, and for so long as no Event of Default has occurred hereunder, the Employee will not accept an officership or directorship, participate in the operation or management of or act as an Employee to any other company, which is in the same line of business as or in competition with the Company unless it be a company either owned or controlled by the Company, without the prior written consent of the Board of Directors of the Company.

         4. EXTENT OF SERVICES. Employee agrees to provide not less than 40 hours per week of services to the Company for the compensation paid to the Employee. Employee shall not be prevented from investing his assets in any manner, except that in no event may the Employee make investments in any firms in competition with, or in the business of supplying goods or services to the Company, unless such investments are disclosed to and approved by the Board of Directors of the Company.

         5. COMPENSATION.. For services rendered by the Employee under this Agreement, the Company shall pay the Employee the compensation and bonus, and grant such other benefits, as are set forth ON EXHIBIT "A". If during the term of the Agreement the Employee is unavailable because of illness which prevents Employee from performing his duties described herein, the Company shall be obligated to pay the Employee for all such periods of absence; not to exceed however three (3) months.

         6. BONUS AND STOCK OPTION PLANS AND BENEFIT PROGRAMS. The Company proposes to establish certain bonus and stock option plans. During the term of this Agreement, and as additional compensation, the Employee will be eligible to participate in those plans currently in effect and as they may be amended from time to time, so long as such plans remain in existence. Furthermore, during the term of this Agreement, the Employee shall be entitled to participate in all current or subsequently enacted benefit programs applicable. to other officers, directors, agent and employees of the Company. For purposes of this Agreement, all references to stock option plans, bonus plans or benefit programs shall be deemed to mean that Employee shall be eligible to participate in such plans or programs of the Company in which Employee presently participates or is eligible for, or such plans or programs of the Company that may subsequently be by the Company. Options, if any, under this Agreement as are set forth on EXHIBIT "B".

         7. EXPENSES. The Employee is authorized to incur reasonable expenses with regard to the business of the Company, including expenses for entertainment, travel and other items of a similar character. The Company will reimburse the Employee for all such expenses incurred by him in the performance of his duties hereunder.

         8. TERMINATION BY COMPANY. This Agreement may be terminated by the Company as follows:

              a) If the Employee shall commit a breach of this Agreement, and such breach, if capable of rectification, is not rectified within thirty (30) calendar days of receipt by Employee from the Company of written notice requiring him so to do.

              b) If the Employee shall be convicted of a felony criminal offense, or been found in a judicial proceeding initiated after the date of this Agreement by a court of competent jurisdiction, in a decision subject to no further appeals, to have committed any dishonest or unlawful act or to have been engaged or engaging in any conduct which might irreparably injure or tend to injure the reputation or business of the Company

              c) If the Employee shall grossly, willfully or inexcusably neglect the performance of Employee's duties as set forth herein. Such standard of neglect shall however be determined only by the Board of Directors, based upon written opinion of independent counsel and written advice to Employee and unanimously approved by the full Board of Directors especially convened for such purpose.

         9. TERMINATION BY EMPLOYEE. Employee may terminate this Agreement with or without cause, and if terminated, the Company and Employee agree to abide by and promptly honor the provisions of SECTION 10 of this Agreement. Cause for termination by Employee shall not consist of the Company's refusal to follow the bona-fide professional recommendations of the Employee.

         10. PAYMENTS UPON TERMINATION BY COMPANY OR EMPLOYEE. It is agreed that if this Agreement is terminated payments and/or provisions for payments will be made as follows:

             a) If the Company terminates this Agreement on some basis other than for any of the reasons as stated in Paragraph 8 hereof, the Company will take the actions set forth in Subparagraphs
                  (i) through (v) of this Paragraph. If the Employee terminates this Agreement for cause, which shall be limited to a failure by the Company to pay Employee his compensation, or a breach by Employer of that certain Agreement and Plan of Merger of even date herewith to which Employer and Employee are parties, the Company will take all of the following actions:

                  (i) All stock options granted to the Employee pursuant to this Agreement will become immediately vested for the full amount of Optioned Shares and shall be exercised, if ever, in accordance with and subject to the terms and provisions of the Company's Compensatory Stock Option Plan and Employee's Stock Option Agreement; and

                  (ii) The Employee will receive within fifteen (15) days of the effective date of such termination, all compensation and all other benefits that would have accrued and/or been payable to the Employee during the term of this Agreement; and

                  (iii)    The   Employee   will  be  paid  in  full  any  other
                           contractual benefits Employee may have with the Company and be reimbursed for all un-reimbursed accountable expenses; AND

                  (iv) Within ninety (90) days thereafter, Employee shall have the option, upon giving Employer fifteen (15) days prior written notice, to require Employer to redeem for cash all or any portion of the stock of Employer then owned by Employee, at One Hundred percent (100%) of its then fair market value.

                  (v) Within thirty (30) days after the effective date of such termination, Employer shall pay to Employee the amount of any Minimum Bonus payable to Employee during the first two (2) years hereof, as set forth on Exhibit "A", Section B, which has not theretofore been paid to Employee.

             b) If the Company terminates this Agreement for a reason or reasons set forth in paragraph 9 hereof or the Employee terminates this Agreement without cause, the Company will only be obligated to pay to the Employee the actual amount of compensation accrued to the date of termination to which Employee is otherwise entitled pursuant to this Employment Agreement, including, but not limited to, the minimum bonus set forth on Exhibit "A", Section B hereto and, all other payments or benefits recited herein shall be canceled and terminated, without recourse.

         11. TERMINATION DUE TO CHANGE IN CONTROL.  INTENTIONALLY LEFT BLANK.

         12. NOTICES OF TERMINATION. All Notices of Termination provided for in this Agreement must be in writing and must provide for a minimum notice period of Sixty (60) calendar days between the date of such notification and the effective date of such termination.

         13. ARBITRATION. Any controversy or claim arising out of, or relating to this Agreement, or the breach hereof, shall be settled by arbitration in the City of Phoenix, Arizona in accordance with the then effective rules of the American Arbitration Association. Such ruling shall be binding upon the parties.

         14. NOTICES. Any notice required or permitted to be given under this Agreement shall be sufficient if in writing, and if sent by registered or certified mail to the Employee's residence in the case of the Employee, or to is principal office in the case of the Company.

         15. WAIVER, MODIFICATION OR CANCELLATION. Any waiver, alteration or modification of any of the provisions of this Agreement or cancellation or replacement of this Agreement shall not be valid unless in writing and signed by the Parties.

      16. BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon the Company, its successors and assigns, including but not limited to any entity which may acquire all or substantially all of the Company's assets and business or with or into which the Company may be consolidated or merged, and the Employee, his successors, representatives and assigns, provided that the duties of the Employee as described herein may not be delegated.

         17. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall in no way affect the validity or enforceability of any other provision.

         18. ENTIRE AGREEMENT. This Agreement represents the entire Agreement between the parties. Each party represents that there are no other oral, written, express or implied contracts, agreements or understandings between them.

         19. AUTHORIZATION. Each party represents that he, she or it is duly competent, authorized and capable of executing this Agreement as a valid, binding and enforceable Agreement.

         20. GOVERNING LAW. The substantive law of Arizona shall govern all the terms, conditions and interpretations of this Agreement and all other instruments, documents or agreements executed pursuant hereto. In the event of litigation concerning this Agreement or any other instrument, document or agreement relating to it, the parties hereto agree that the exclusive venue and place of jurisdiction shall be the State of Arizona, County of Maricopa. Further, each of Employee and Employer by execution hereof, irrevocably and unconditionally consents to receive service of process and further agrees to file a general appearance upon either acceptance of process by the other party or actual service of process upon such party.

         21. NONDISCLOSURE AND NON-COMPETITION. Employee agrees to the terms and
conditions  of  his  obligations,   if  any,   relating  to  nondisclosure   and
non-competition as set forth on EXHIBIT "C".

         22. SPECIFIC REPRESENTATIONS.  Each party represents that:

             a) The consideration recited herein shall conclusively be deemed fair, adequate, reasonable and sufficient.

             b) He, she or it has voluntarily and without fraud, duress, coercion, undue influence or improper persuasion executed this Agreement.



DATED:    October 8, 1996


Intercell Corporation

    /s/ Gordon J. Sales                        /s/ David Putnam
By:__________________________________      By:_________________________________
   Gordon J. Sales                            David Putnam
   Chief Executive Officer and President      Individually

                                   EXHIBIT "A"



A.       Base Compensation         $47,623 annually

B.       Bonus Compensation:

         Minimum Bonus:
         1.   On or before October 1, 1997: $10,000
         2.   On or before October 1, 1998: $10,000

C.       Performance Bonus:
         Annually, based on _________ percent (___%) of the amount by which Net Operating Profit exceeds One Hundred Thousand Dollars ($100,000.00).

         For purposes hereof "Net Operating Profit" shall be as determined for financial accounting purposes, without taking into consideration inter-company expenditures, and expenses in excess of current (September 30, 1996) expense ratios.

D.       Fringe Benefits:
         2 weeks paid vacation annually

                                   EXHIBIT "B"

                                   EXHIBIT "C"

                        NONDISCLOSURE AND NON-COMPETITION

         1. During the term of Employee's employment with the Company and for one (1) year thereafter, and further provided that neither Company nor Intercell, Inc. are then in default of any of their respective obligations to Employee under any agreement to which they are parties, Employee shall not, directly or indirectly, as principal, agent, employee, trustee, or in any like capacity, or through the agency of any corporation, partnership, association, agent, agency or any other like entity.

             i. engage in any business that is similar to the business conducted by the Company, its subsidiaries or affiliates; or

             ii. solicit any person (natural or otherwise) who is or has been within three (3) years prior to the date Employee's association is terminated, a customer or client of the Company, its subsidiaries or affiliates; or

             iii. induce any  present or future  Employee  or  affiliate  of the
                  Company, its subsidiaries or affiliates to accept employment or similar association with the Employee or any person, firm, association, corporation or other entity with whom the Employee is now or may hereafter become associated; or

             iv. in any manner interfere with, disrupt or attempt to disrupt the relationship between the Company and/or any of its customers, or use in any manner whatsoever, the Company's customer list, database, or trade secrets.

         2. The parties agree that in light of the specialized nature of the industry and the national-customer base of the Company's business that the restrictions set forth in Paragraph 1 hereof shall apply to Employee within the territory of the United States of America.

         3. In the event of a violation by Employee of any of the covenants contained in this Agreement, it is mutually agreed that the term of said covenant and/or covenants shall be automatically extended against Employee for a period of one (1) year from the date on which Employee permanently ceases such violation or for a period of time of one (1) year from the date of the entry by a Court of competent jurisdiction of a final order or judgment enforcing said covenant(s), whichever period is later. The extension of the term(s) of said covenant(s) as provided in this sub-paragraph 3 shall be in addition to and not in lieu of the remedies provided below.

         4. Other than within the proper course of Employee's duties, the Employee will not during or at any time after the termination of association with the Company, use for himself or others or divulge or convey to others any secret or confidential information, knowledge or data of the Company, its subsidiaries its affiliates or that of third parties obtained by him during the period of his employment with the Company. Such information, knowledge or data includes but is not limited to secret or confidential matters.

             i. of a technical nature such as but not limited to research methods, know-how, reporting procedures, composition, processes, computer databases and similar terms or research project.

             ii.  of a business  nature such as but not  limited to  information
                  about   finances,    costs,   profits,    sales,    contracts,
                  transactions, or customer lists, or

             iii. pertaining to future  developments  such as but not limited to research and development or future marketing or advertising programs.

Further, the Employee shall, during and after the period of Employee's employment, diligently endeavor to prevent the publication or disclosure of any such secret or confidential information, knowledge or data.

         5. All forms, manuals, letters, notes, notebooks, reports, sketches, formulas, computer programs and similar items, memoranda, client lists, business, marketing and financial plans and studies and all other materials and all copies thereof relating in any way to the business of the Company or of its subsidiaries or affiliates and in any way obtained or produced by the Employee during the period of his employment with the Company or its authorized representative upon the termination of the employment or at any other time at the request of the Company. Employee further agrees that Employee will not make or retain any copies of any of the foregoing and will so represent to the Company upon the termination of Employee's employment.

        6. The Company and Employee agree that the Company would not have an adequate remedy at law for money damages in the event that the provisions of this Agreement are not complied with in accordance with their terms, and therefore agree that in the event of any breach of any of these provisions by the Employee, the Company shall be entitled to equitable relief by way of injunction or otherwise, together with costs and expenses incurred by it, including attorneys' fees, in addition to such other remedies as the Company may have.

        7. In the event, Employee violates the terms of this Nondisclosure and Non-Competition section, and in the further event that Company is not made aware of such violation until a point in time after which Employee has commenced engaging in services similar to those engaged in by Company, for clients for whom Company has provided services within three years of the date of Employee's termination of employment, then in addition to the injunctive relief provide for in subparagraph 6 above, Company shall be entitled to liquidated damages which shall be based upon the revenues generated by Employee from Company's clients as follows.

            a) Employee shall pay to Company one-third of all revenues collected by Employee from Company's clients for a period of three (3) years from the date on which Employee first collected revenues from any such Company client.


The parties hereby acknowledge that the restrictive covenants contained in this Agreement are fair and reasonable in light of all of the facts and circumstances of the relationship between Employee and Company; however, Employee and Company are aware that in certain circumstances courts have refused to enforce certain agreements not to compete. Therefore, in furtherance and not in derogation of the provisions of this Agreement, Company and Employee agree that in the event a court of competent jurisdiction should for any reason decline to enforce any of said covenants, that his Agreement shall be deemed to be modified to restrict Employee's competition with Company to the maximum extent in time, geography and otherwise as the court shall deem enforceable and/or to grant Company such other relief at law or in equity as shall be reasonably necessary to protect the interest of Company.

                                   EXHIBIT "C"

                              EMPLOYMENT AGREEMENT

         This Agreement is between Cellular Magnetics, an Arizona corporation, (hereinafter referred to as the "Company"), and Jesse Salazar, (hereinafter referred to as " Employee").

         1. ENGAGEMENT. The Company hereby engages the Employee and the Employee hereby accepts engagement upon the terms and conditions hereinafter set forth. Employee's compensation set forth herein shall be subject to all applicable federal or state tax withholding provisions.

         2. TERM. Subject to the provisions for termination as hereafter provided, the term of this Agreement shall be for a period of thirty-six (36) months commencing on October 15, 1996. The parties hereby acknowledge and agree it is their intent that: (a) any extension or renewal of this Agreement shall be concluded at least Three (3) months prior to the expiration date of the initial thirty-six (36) months term and Three (3) months prior to the expiration date of any subsequent extension or renewal term hereof; and (b) absent mutual agreement to the contrary, the failure to conclude such extension or renewal by the dates indicated shall be deemed notice to the Company and the Employee that the Agreement shall not be extended.

         3. DUTIES. The Employee shall, during the term of this Agreement, perform the responsibilities and duties, exercise the powers and follow the instructions which from time to time may be lawfully assigned to or vested in him by the Board of Directors of the Company. It is agreed that during the term of this Agreement, and for so long as no Event of Default has occurred hereunder, the Employee will not accept an officership or directorship, participate in the operation or management of or act as an Employee to any other company, which is in the same line of business as or in competition with the Company unless it be a company either owned or controlled by the Company, without the prior written consent of the Board of Directors of the Company.

         4. EXTENT OF SERVICES. Employee agrees to provide not less than 40 hours per week of services to the Company for the compensation paid to the Employee. Employee shall not be prevented from investing his assets in any manner, except that in no event may the Employee make investments in any turns in competition with, or in the business of supplying goods or services to the Company, unless such investments are disclosed to and approved by the Board of Directors of the Company.

         5. COMPENSATION. For services rendered by the Employee under this Agreement, the Company shall pay the Employee the compensation and bonus, and grant such other benefits, as are set forth on EXHIBIT "A". If during the term of the Agreement the Employee is unavailable because of illness which prevents Employee from performing his duties described herein, the Company shall be obligated to pay the Employee for all such periods of absence; not to exceed however three (3) months.

         6. BONUS AND STOCK OPTION PLANS AND BENEFIT PROGRAMS. The Company proposes to establish certain bonus and stock option plans. During the term of this Agreement, and as additional compensation, the Employee will be eligible to participate in those plans currently in effect and as they may be amended from time to time, so long as such plans remain in existence. Furthermore, during the term of this Agreement, the Employee shall be entitled to participate in all current or subsequently enacted benefit programs applicable to other officers, directors, agent and employees of the Company. For purposes of this Agreement, all references to stock option plans, bonus plans or benefit programs shall be deemed to mean that Employee shall be eligible to participate in such plans or programs of the Company in which Employee presently participates or is eligible for, or such plans or programs of the Company that may subsequently be adopted by the Company. Options, if any, under this Agreement as are set forth on EXHIBIT "B".

         7. EXPENSES. The Employee is authorized to incur reasonable expenses with regard to the business of the Company, including expenses for entertainment, travel and other items of a similar character. The Company will reimburse the Employee for all such expenses incurred by him in the performance of his duties hereunder.

         8. TERMINATION BY COMPANY. This Agreement may be terminated by the Company as follows:

              a) If the Employee shall commit a breach of this Agreement, and such breach, if capable of rectification, is not rectified within thirty (30) calendar days of receipt by Employee from the Company of written notice requiring him so to do.

              b) If the Employee shall be convicted of a felony criminal offense, or been found in a judicial proceeding initiated after the date of this Agreement by a court of competent jurisdiction, in a decision subject to no further appeals, to have committed any dishonest or unlawful act or to have been engaged or engaging in any conduct which might irreparably injure or tend to injure the reputation or business of the Company

              c) If the Employee shall grossly, willfully or inexcusably neglect the performance of Employee's duties as set forth herein. Such standard of neglect shall however be determined only by the Board of Directors, based upon written opinion of independent counsel and written advice to Employee and unanimously approved by the full Board of Directors especially convened for such purpose.

         9. TERMINATION BY EMPLOYEE. Employee may terminate this Agreement with or without cause, and if terminated, the Company and Employee agree to abide by and promptly honor the provisions of SECTION 10 of this Agreement. Cause for termination by Employee shall not consist of the Company's refusal to follow the bona-fide professional recommendations of the Employee.

         10. PAYMENTS UPON TERMINATION BY COMPANY OR EMPLOYEE. It is agreed that if this Agreement is terminated payments and/or provisions for payments will be made as follows:

              a) If the Company terminates this Agreement on some basis other than for any of the reasons as stated in Paragraph 8 hereof, the Company win take the actions set for in Subparagraphs (1),
                  (2) and (3) of this Paragraph. If the Employee terminates this Agreement for cause, which shall be limited to a failure by the Company to pay Employee his compensation, the Company will take the actions set forth in Subparagraphs (1), (2) and (3) of this Paragraph.

                  (i) All stock options granted to the Employee pursuant to this Agreement will become immediately vested for the full amount of Optioned Shares and shall be exercised, if ever, in accordance with and subject to the terms and provisions of the Company's Compensatory Stock Option Plan and Employee's Stock Option Agreement; and

                  (ii) The Employee will receive within fifteen (15) days of the effective date of such termination, all compensation and all other benefits that would have accrued and/or been payable to the Employee during the term of this Agreement; and

                  (iii)    The   Employee   will  be  paid  in  full  any  other
                           contractual benefits Employee may have with the Company and be reimbursed for all un-reimbursed accountable expenses.

              b) If the Company terminates this Agreement for a reason or reasons set forth in paragraph 9 hereof or the Employee terminates this Agreement without cause, the Company will only be obligated to pay to the Employee the actual amount of compensation accrued to the date of termination, and, all other payments or benefits to which Employee is otherwise entitled pursuant to this Employee Agreement shall be canceled and terminated, without recourse.

         11. TERMINATION DUE TO CHANGE IN CONTROL. INTENTIONALLY LEFT BLANK.

         12. NOTICES OF TERMINATION. All Notices of Termination provided for in this Agreement must be in writing and must provide for a minimum notice period of Sixty (60) calendar days between the date of such notification and the effective date of such termination.

         13. ARBITRATION. Any controversy or claim arising out of, or relating to this Agreement, or the breach hereof, shall be settled by arbitration in the City of Phoenix, Arizona in accordance with the then effective rules of the American Arbitration Association. Such ruling shall be binding upon the parties.

         14. NOTICES. Any notice required or permitted to be given under this Agreement shall be sufficient if in writing, and if sent by registered or certified mail to the Employee's residence in the case of the Employee, or to is principal office in the case of the Company.

         15. WAIVER, MODIFICATION OR CANCELLATION. Any waiver, alteration or modification of any of the provisions of this Agreement or cancellation or replacement of this Agreement shall not be valid unless in writing and signed by the Parties.

         16. BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon the Company, its successors and assigns, including but not limited to any entity which may acquire all or substantially all of the Company's assets and business or with or into which the Company may be consolidated or merged, and the Employee, his successors, representatives and assigns, provided that the duties of the Employee as described herein may not be delegated.

         17. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall in no way affect the validity or enforceability of any other provision.

         18. ENTIRE AGREEMENT. This Agreement represents the entire Agreement between the parties. Each party represents that there are no other oral, written, express or implied contracts, agreements or understandings between them.

         19. AUTHORIZATION. Each party represents that he, she or it is duly competent, authorized and capable of executing this Agreement as a valid, binding and enforceable Agreement.

         20. GOVERNING LAW. The substantive law of Arizona shall govern all the terms, conditions and interpretations of this Agreement and all other instruments, documents or agreements executed pursuant hereto. In the event of litigation concerning this Agreement or any other instrument, document or agreement relating to it, the parties hereto agree that the exclusive venue and place of jurisdiction shall be the State of Arizona, County of Maricopa. Further, each of Employee and Employer by execution hereof, irrevocably and unconditionally consents to receive service of process and further agrees to file a general appearance upon either acceptance of process by the other party or actual service of process upon such party.

         21. NONDISCLOSURE AND NON-COMPETITION. Employee agrees to the terms and
conditions  of  his  obligations,   if  any,   relating  to  nondisclosure   and
non-competition as set forth on EXHIBIT "C".

         22. SPECIFIC REPRESENTATIONS. Each party represents that:

             a) The consideration recited herein shall conclusively be deemed fair, adequate, reasonable and sufficient.

             b) He, she or it has voluntarily and without fraud, duress, coercion, undue influence or improper persuasion executed this Agreement.



DATED:   October 8, 1996

Intercell Corporation


    /s/ Gordon J. Sales                       /s/ Jesse Salazar
By:__________________________________     By:__________________________________
   Gordon J. Sales                           Jesse Salazar
   Chief Executive Officer and President     Individually

                                   EXHIBIT "A"



A.      Base Compensation           $30,000

B.      Bonus Compensation:

C.      Minimum Bonus of $1,000 per calendar quarter, or 2% of Net Operating
        Profits

        For purposes hereof "Net Operating Profit" shall be as determined for financial accounting purposes, without taking into consideration inter-company expenditures, and expenses in excess of current (September 30, 1996) expense ratios.

D.      Fringe Benefits:
        Use of own company vehicle
        2 weeks paid vacation annually

                                   EXHIBIT "B"

                                   EXHIBIT "C"

                        NONDISCLOSURE AND NON-COMPETITION

        1. During the term of Employee's employment with the Company and for one
(1) year thereafter, and further provided that neither Company nor Intercell, Inc. are then in default of any of their respective obligations to Employee under any agreement to which they are parties, Employee shall not, directly or indirectly, as principal, agent, employee, trustee, or in any like capacity, or through the agency of any corporation, partnership, association, agent, agency or any other like entity.

            i. engage in any business that is similar to the business conducted by the Company, its subsidiaries or affiliates; or

            ii. solicit any person (natural or otherwise) who is or has been within three (3) years prior to the date Employee's association is terminated, a customer or client of the Company, its subsidiaries or affiliates; or

            iii. induce any present or future Employee or affiliate of the Company, its subsidiaries or affiliates to accept employment or similar association with the Employee or any person, firm, association, corporation or other entity with whom the Employee is now or may hereafter become associated; or

            iv. in any manner interfere with, disrupt or attempt to disrupt the relationship between the Company and/or any of its customers, or use in any manner whatsoever, the Company's customer list, database, or trade secrets.

         2. The parties agree that in light of the specialized nature of the industry and the national-customer base of the Company's business that the restrictions set forth in Paragraph 1 hereof shall apply to Employee within the territory of the United States of America.

         3. In the event of a violation by Employee of any of the covenants contained in this Agreement, it is mutually agreed that the term of said covenant and/or covenants shall be automatically extended against Employee for a period of one (1) year from the date on which Employee permanently ceases such violation or for a period of time of one (1) year from the date of the entry by a Court of competent jurisdiction of a final order or judgment enforcing said covenant(s), whichever period is later. The extension of the term(s) of said covenant(s) as provided in this sub-paragraph 3 shall be in addition to and not in lieu of the remedies provided below.

         4. Other than within the proper course of Employee's duties, the Employee will not during or at any time after the termination of association with the Company, use for himself or others or divulge or convey to others any secret or confidential information, knowledge or data of the Company, its subsidiaries its affiliates or that of third parties obtained by him during the period of his employment with the Company. Such information, knowledge or data includes but is not limited to secret or confidential matters.

             i. of a technical nature such as but not limited to research methods, know-how, reporting procedures, composition, processes, computer databases and similar terms or research project.

             ii.  of a business  nature such as but not  limited to  information
                  about   finance   s,   costs,   profits,   sales,   contracts,
                  transactions, or customer lists, or

             iii. pertaining to future  developments  such as but not limited to research and development or future marketing or advertising programs.

Further, the Employee shall, during and after the period of Employee's employment, diligently endeavor to prevent the publication or disclosure of any such secret or confidential information, knowledge or data.

         5. All forms, manuals, letters, notes, notebooks, reports, sketches, formulas, computer programs and similar items, memoranda, client lists, business, marketing and financial plans and studies and all other materials and all copies thereof relating in any way to the business of the Company or of its subsidiaries or affiliates and in any way obtained or produced by the Employee during the period of his employment with the Company or its authorized representative upon the termination of the employment or at any other time at the request of the Company. Employee further agrees that Employee will not make or retain any copies of any of the foregoing and will so represent to the Company upon the termination of Employee's employment.

        6. The Company and Employee agree that the Company would not have an adequate remedy at law for money damages in the event that the provisions of this Agreement are not complied with in accordance with their terms, and therefore agree that in the event of any breach of any of these provisions by the Employee, the Company shall be entitled to equitable relief by way of injunction or otherwise, together with costs and expenses incurred by it, including attorneys' fees, in addition to such other remedies as the Company may have.

        7. In the event, Employee violates the terms of this Nondisclosure and Non-Competition section, and in the further event that Company is not made, aware of such violation until a point in time after which Employee has commenced engaging in services similar to those engaged in by Company, for clients for whom Company has provided services within three years of the date of Employee's termination of employment, then in addition to the injunctive relief provide for in subparagraph 6 above, Company shall be entitled to liquidated damages which shall be based upon the revenues generated by Employee from Company's clients as follows.

            a) Employee shall pay to Company one-third of all revenues collected by Employee from Company's clients for a period of three (3) years from the date on which Employee first collected revenues from any such Company client.

The parties hereby acknowledge that the restrictive covenants contained in this Agreement are fair and reasonable 'in light of all of the facts and circumstances of the relationship between Employee and Company; however, Employee and Company are aware that in certain circumstances courts have refused to enforce certain agreements not to compete. Therefore, in furtherance and not in derogation of the provisions of this Agreement, Company and Employee agree that in the event a court of competent jurisdiction should for any reason decline to enforce any of said covenants, that his Agreement shall be deemed to be modified to restrict Employee's competition with Company to the maximum extent in time, geography and otherwise as the court shall deem enforceable and/or to grant Company such other relief at law or in equity as shall be reasonable necessary to protect the interest of Company.

                                   EXHIBIT "D"

                              EMPLOYMENT AGREEMENT

         This Agreement is between Cellular Magnetics, an Arizona corporation, (hereinafter referred to as the "Company"), and Kong Wong, (hereinafter referred to as "Employee").

         1. ENGAGEMENT. The Company hereby engages the Employee and the Employee hereby accepts engagement upon the terms and conditions hereinafter set forth. Employee's compensation set forth herein shall be subject to all applicable federal or state tax withholding provisions.

         2. TERM. Subject to the provisions for termination as hereafter provided, the term of this Agreement shall be for a period of thirty-six (36) months commencing on October 15, 1996. The parties hereby acknowledge and agree it is their intent that: (a) any extension or renewal of this Agreement shall be concluded at least Three (3) months prior to the expiration date of the initial thirty-six (36) months term and Three (3) months prior to the expiration date of any subsequent extension or renewal term hereof; and (b) absent mutual agreement to the contrary, the failure to conclude such extension or renewal by the dates indicated shall be deemed notice to the Company and the Employee that the Agreement shall not be extended.

         3. DUTIES. The Employee shall, during the term of this Agreement, perform the responsibilities and duties, exercise the powers and follow the instructions which from time to time may be lawfully assigned to or vested in him by the Board of Directors of the Company. It is agreed that during the term of this Agreement, and for so long as no Event of Default has occurred hereunder, the Employee will not accept an officership or directorship, participate in the operation or management of or act as an Employee to any other company, which is in the same line of business as or in competition with the Company unless it be a company either owned or controlled by the Company, without the prior written consent of the Board of Directors of the Company.

         4. EXTENT OF SERVICES. Employee agrees to provide not less than 40 hours per week of services to the Company for the compensation paid to the Employee. Employee shall not be prevented from investing his assets in any manner, except that in no event may the Employee make investments in any firms in competition with, or in the business of supplying goods or services to the Company, unless such investments are disclosed to and approved by the Board of Directors of the Company.

         5. COMPENSATION. For services rendered by the Employee under this Agreement, the Company shall pay the Employee the compensation and bonus, and grant such other benefits, as are set forth on EXHIBIT "A". If during the term of the Agreement the Employee is unavailable because of illness which prevents Employee from performing his duties described herein, the Company shall be obligated to pay the Employee for all such periods of absence; not to exceed however three (3) months.

         6. BONUS AND STOCK OPTION PLANS AND BENEFIT PROGRAMS. The Company proposes to establish certain bonus and stock option plans. During the term of this Agreement, and as additional compensation, the Employee will be eligible to participate in those plans currently in effect and as they may be amended from time to time, so long as such plans remain in existence. Furthermore, during the term of this Agreement, the Employee shall be entitled to participate in all current or subsequently enacted benefit programs applicable to other officers, directors, agent and employees of the Company. For purposes of this Agreement, all references to stock option plans, bonus plans or benefit programs shall be deemed to mean that Employee shall be eligible to participate in such plans or programs of the Company in which Employee presently participates or is eligible for, or such plans or programs of the Company that may subsequently be adopted by the Company. Options, if any, under this Agreement as are set forth on EXHIBIT "B".

         7. EXPENSES. The Employee is authorized to incur reasonable expenses with regard to the business of the Company, including expenses for entertainment, travel and other items of a similar character. The Company will reimburse the Employee for all such expenses incurred by him in the performance of his duties hereunder.

         8. TERMINATION BY COMPANY. This Agreement may be terminated by the Company as follows:

             a) If the Employee shall commit a breach of this Agreement, and such breach, if capable of rectification, is not rectified within thirty (30) calendar days of receipt by Employee from the Company of written notice requiring him so to do.

             b) If the Employee shall be convicted of a felony criminal offense, or been found in a judicial proceeding initiated after the date of this Agreement by a court of competent jurisdiction, in a decision subject to no further appeals, to have committed any dishonest or unlawful act or to have been engaged or engaging in any conduct which might irreparably injure or tend to injure the reputation or business of the Company.

             c) If the Employee shall grossly, willfully or inexcusably neglect the performance of Employee's duties as set forth herein. Such standard of neglect shall however be determined only by the Board of Directors, based upon written opinion of independent counsel and written advice to Employee and unanimously approved by the full Board of Directors especially convened for such purpose.

         9. TERMINATION BY EMPLOYEE. Employee may terminate this Agreement with or without cause, and if terminated, the Company and Employee agree to abide by and promptly honor the provisions of SECTION 10 of this Agreement. Cause for termination by Employee shall not consist of the Company's refusal to follow the bona-fide professional recommendations of the Employee.

         10. PAYMENTS UPON TERMINATION BY COMPANY OR EMPLOYEE. It is agreed that if this Agreement is terminated payments and/or provisions for payments will be made as follows:

             a) If the Company terminates this Agreement on some basis other than for any of the reasons as stated in Paragraph 8 hereof, the Company will take the actions set for in Subparagraphs
                  (1), (2) and (3) of this Paragraph. If the Employee terminates this Agreement for cause, which shall be limited to a failure by the Company to pay Employee his compensation, the Company will take the actions set forth in Subparagraphs (1), (2) and
                  (3) of this Paragraph.

                  (i) All stock options granted to the Employee pursuant to this Agreement will become immediately vested for the full amount of Optioned Shares and shall be exercised, if ever, in accordance with and subject to the terms and provisions of the Company's Compensatory Stock Option Plan and Employee's Stock Option Agreement; and

                  (ii) The Employee will receive within fifteen (15) days of the effective date of such termination, all compensation and all other benefits that would have accrued and/or been payable to the Employee during the term of this Agreement; and

                  (iii)    The   Employee   will  be  paid  in  full  any  other
                           contractual benefits Employee may have with the Company and be reimbursed for all un-reimbursed accountable expenses.

             b) If the Company terminates this Agreement for a reason or reasons set forth in paragraph 9 hereof or the Employee terminates this Agreement without cause, the Company will only be obligated to pay to the Employee the actual amount of compensation accrued to the date of termination, and, all other payments or benefits to which Employee is otherwise entitled pursuant to this Employee Agreement shall be canceled and terminated, without recourse.

         11. TERMINATION DUE TO CHANGE IN CONTROL. INTENTIONALLY LEFT BLANK.

         12. NOTICES OF TERMINATION. All Notices of Termination provided for in this Agreement must be in writing and must provide for a minimum notice period of Sixty (60) calendar days between the date of such notification and the effective date of such termination.

         13. ARBITRATION. Any controversy or claim arising out of, or relating to this Agreement, or the breach hereof, shall be settled by arbitration in the City of Phoenix, Arizona in accordance with the then effective rules of the American Arbitration Association. Such ruling shall be binding upon the parties.

         14. NOTICES. Any notice required or permitted to be given under this Agreement shall be sufficient if in writing, and if sent by registered or certified mail to the Employee's residence in the case of the Employee, or to is principal office in the case of the Company.

         15. WAIVER, MODIFICATION OR CANCELLATION. Any waiver, altercation or modification of any of the provisions of this Agreement or cancellation or replacement of this Agreement shall not be valid unless in writing and signed by the Parties.

         16. BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon the Company, its successors and assigns, including but not limited to any entity which may acquire all or substantially all of the Company's assets and business or with or into which the Company may be consolidated or merged, and the Employee, his successors, representatives and assigns, provided that the duties of the Employee as described herein may not be delegated.

         17. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall in no way affect the validity or enforceability of any other provision.

         18. ENTIRE AGREEMENT. This Agreement represents the entire Agreement between the parties. Each party represents that there are no other oral, written, express or implied contracts, agreements or understandings between them.

         19. AUTHORIZATION. Each party represents that he, she or it is duly competent, authorized and capable of executing this Agreement as a valid, binding and enforceable Agreement.

         20. GOVERNING LAW. The substantive law of Arizona shall govern all the terms, conditions and interpretations of this Agreement and all other instruments, documents or agreements executed pursuant hereto. In the event of litigation concerning this Agreement or any other instrument, document or agreement relating to it, the parties hereto agree that the exclusive venue and place of jurisdiction shall be the State of Arizona, County of Maricopa. Further, each of Employee and Employer by execution hereof, irrevocably and unconditionally consents to receive service of process and further agrees to file a general appearance upon either acceptance of process by the other party or actual service of process upon such party.

         21. NONDISCLOSURE AND NON-COMPETITION. Employee agrees to the terms and
conditions  of  his  obligations,   if  any,   relating  to  nondisclosure   and
non-competition as set forth on EXHIBIT "C".

         22. SPECIFIC REPRESENTATIONS. Each party represents that:

             a) The consideration recited herein shall conclusively be deemed fair, adequate, reasonable and sufficient.

             b) He, she or it has voluntarily and without fraud, duress, coercion, undue influence or improper persuasion executed this Agreement.


DATED:  October 8, 1996

Intercell Corporation


    /s/ Gordon S. Sales                      /s/ Kong Wong
By:_________________________________     By:___________________________________
   Gordon J. Sales                          Kong Wong
   Chief Executive Officer and President    Individually

                                   EXHIBIT "A"



A.      Base Compensation           $28,000 annually

B.      Bonus Compensation:

        Minimum Bonus of $1,000 per calendar quarter, or 2% of Net Operating Profits.

        For purposes hereof "Net Operating Profit" shall be as determined for financial accounting purposes, without taking into consideration inter-company expenditures, and expenses in excess of current (September 30, 1996) expense ratios.

C.      Fringe Benefits:
        2 weeks paid vacation annually

                                   EXHIBIT "B"

                                   EXHIBIT "C"

                        NONDISCLOSURE AND NON-COMPETITION

         1. During the term of Employee's employment with the Company and for one (1) year thereafter, and further provided that neither Company nor Intercell, Inc. are then in default of any of their respective obligations to Employee under any agreement to which they are parties, Employee shall not, directly or indirectly, as principal, agent, employee, trustee, or in any like capacity, or through the agency of any corporation, partnership, association, agent, agency or any other like entity.

            i. engage in any business that is similar to the business conducted by the Company, its subsidiaries or affiliates; or

            ii. solicit any person (natural or otherwise) who is or has been within three (3) years prior to the date Employee's association is terminated, a customer or client of the Company, its subsidiaries or affiliates; or

            iii. induce any present or future Employee or affiliate of the Company, its subsidiaries or affiliates to accept employment or similar association with the Employee or any person, firm, association, corporation or other entity with whom the Employee is now or may hereafter become associated; or

            iv. in any manner interfere with, disrupt or attempt to disrupt the relationship between the Company and/or any of its customers, or use in any manner whatsoever, the Company's customer list, database, or trade secrets.

         2. The parties agree that in light of the specialized nature of the industry and the national-customer base of the Company's business that the restrictions set forth in Paragraph 1 hereof shall apply to Employee within the territory of the United States of America.

         3. In the event of a violation by Employee of any of the covenants contained in this Agreement, it is mutually agreed that the term of said covenant and/or covenants shall be automatically extended against Employee for a period of one (1) year from the date on which Employee permanently ceases such violation or for a period of time of one (1) year from the date of the entry by a Court of competent jurisdiction of a final order or judgment enforcing said covenant(s), whichever period is later. The extension of the term(s) of said covenant(s) as provided in this sub-paragraph 3 shall be in addition to and not in lieu of the remedies provided below.

         4. Other than within the proper course of Employee's duties, the Employee will not during or at any time after the termination of association with the Company, use for himself or others or divulge or convey to others any secret or confidential information, knowledge or data of the Company, its subsidiaries its affiliates or that of third parties obtained by him during the period of his employment with the Company. Such information, knowledge or data includes but is not limited to secret or confidential matters.

             i. of a technical nature such as but not limited to research methods, know-how, reporting procedures, composition, processes, computer databases and similar terms or research project.

             ii.  of a business  nature such as but not  limited to  information
                  about   finances,    costs,   profits,    sales,    contracts,
                  transactions, or customer lists, or

             iii. pertaining to future  developments  such as but not limited to research and development or future marketing or advertising programs.

Further, the Employee shall, during and after the period of Employee's employment, diligently endeavor to prevent the publication or disclosure of any such secret or confidential information, knowledge or data.

         5. All forms, manuals, letters, notes, notebooks, reports, sketches, formulas, computer programs and similar items, memoranda, client lists, business, marketing and financial plans and studies and all other materials and all copies thereof relating in any way to the business of the Company or of its subsidiaries or affiliates and in any way obtained or produced by the Employee during the period of his employment with the Company or its authorized representative upon the termination of the employment or at any other time at the request of the Company. Employee further agrees that Employee will not make or retain any copies of any of the foregoing and will so represent to the Company upon the termination of Employee's employment.

         6. The Company and Employee agree that the Company would not have an adequate remedy at law for money damages in the event that the provisions of this Agreement are not complied with in accordance with their terms, and therefore agree that in the event of any breach of any of these provisions by the Employee, the Company shall be entitled to equitable relief by way of injunction or otherwise, together with costs and expenses incurred by it, including attorneys' fees, in addition to such other remedies as the Company may have.

         7. In the event, Employee violates the terms of this Nondisclosure and Non-Competition section, and in the further event that Company is not made aware of such violation until a point in time after which Employee has commenced engaging in services similar to those engaged in by Company, for clients for whom Company has provided services within three years of the date of Employee's termination of employment, then in addition to the injunctive relief provide for in subparagraph 6 above, Company shall be entitled to liquidated damages which shall be based upon the revenues generated by Employee from Company's clients as follows.

             a) Employee shall pay to Company one-third of all revenues collected by Employee from Company's clients for a period of three (3) years from the date on which Employee first collected revenues from any such Company client.

The parties hereby acknowledge that the restrictive covenants contained in this Agreement are fair and reasonable in light of all of the facts and circumstances of the relationship between Employee and Company; however, Employee and Company are aware that in certain circumstances courts have refused to enforce certain agreements not to compete. Therefore, in furtherance and not in derogation of the provisions of this Agreement, Company and Employee agree that in the event a court of competent jurisdiction should for any reason decline to enforce any of said covenants, that his Agreement shall be deemed to be modified to restrict Employee's competition with Company to the maximum extent in time, geography and otherwise as the court shall deem enforceable and/or to grant Company such other relief at law or in equity as shall be reasonable necessary to protect the interest of Company.

                                   EXHIBIT "E"

                                 PROMISSORY NOTE



Principal Amount:                                                October 8, 1996
$80,000.00                                                      Phoenix, Arizona



         FOR VALUE RECEIVED, the undersigned Intercell Corporation, a Colorado Corporation ("Intercell"), and Cellular Magnetics, Inc, an Arizona corporation ("Magnetics") (hereinafter collectively referred to as "Makers") hereby jointly and severally promise to pay to the order of Jerry W. Tooley and June E. Tooley, a married couple and their successors and assigns (hereinafter referred to as "Holder"), the principal sum of Eighty Thousand Dollars ($80,000.00), plus interest thereon, from the date hereof through the date on which such principal sum is paid in full (whether payment in fall is at stated maturity, by acceleration or otherwise). This Promissory Note is hereinafter referred to as the "Note".

         1. CALCULATION OF INTEREST. Interest shall accrue on the unpaid principal balance of this Note at the rate of Ten Percent (10%) per annum (the "Stated Rate of Interest") from the date hereof. Interest shall be compounded monthly and computed daily on the basis of a three hundred sixty-five (365)-day year. Notwithstanding the foregoing, in no event shall the interest accrued or unpaid hereunder exceed the maximum legal rate permitted by the laws of the jurisdiction applicable to this loan transaction.

         2. SCHEDULE OF PAYMENT. The full unpaid principal balance of this Note, together with accrued and unpaid interest and any other amounts payable under this Note shall be due and payable on December 15, 1996 (hereinafter referred to as the "Maturity Date"). All payments shall be applied first to accrued interest and then to reduce the principal balance.

         3. PREPAYMENT. This Note may be prepaid in full, or in part, at any time without premium or penalty.

         4. MANNER AND LOCATION OF PAYMENT. All payments of principal and interest of this Note are payable in lawful money of the United States of America, to Holders at 16825 South 18th Way, Phoenix, Arizona 85048, or to such other person or at such other address as the Holder may designate from time to time by written notice to Makers.

         5. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default 91 under this Agreement: (a) Makers, or either of them, shall fail to pay principal or interest hereunder when due; (b) any Maker is in breach of or in default under any provision of that certain Agreement and Plan of Merger of between Makers, Holder and David Putnam and Ann
E. Putnam dated of even date herewith (the "Merger Agreement"); (c) Magnetics is in breach of or in default under any provision contained in that certain Employment Agreement between Magnetics and Jerry W. Tooley dated of even date herewith; (d) any Maker shall admit in writing that it is unable to pay its debts as they become due, make a general assignment for the benefit of creditors, or file a petition or answer seeking to take advantage of any bankruptcy or insolvency laws; (e) any Maker shall wind up, liquidate or dissolve its affairs, or Magnetics shall enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or substantially all of its property or assets; (f) an involuntary petition or complaint shall be filed against any Maker seeking bankruptcy of such Maker or the Company and such petition or complaint shall not have been dismissed within thirty (30) days of the filing thereof; or (g) the Maker shall be in default under any of its other debt obligations.

         6. ACCELERATION. Upon the occurrence of an Event of Default, the Holder hereof may, in its sole discretion, declare the principal balance of this Note, and all interest then accrued to be immediately due and payable, whereupon the same shall immediately become due and payable without notice, presentment, demand, protest, notice of intention to accelerate, or other notice of any kind, all of which Makers hereby expressly waives.

         7. LATE PAYMENT CHARGE. Time is of the essence. Makers agrees to pay a late charge in an amount equal to five percent (5 %) of any payment which is not paid when due, including, without limitation, as a result of the acceleration of the principal balance of this Note. Such late charge represents the reasonable estimate of Makers and Holder of a fair compensation for the loss which would be sustained by Holder due to the failure of the Makers to make timely payment. Such late charge shall be paid without prejudice to the rights of Holder to collect any other amounts provided to be paid or to declare an Event of Default hereunder.

         8. DEFAULT INTEREST. Upon an Event of Default the unpaid principal sum hereof and accrued but unpaid interest shall bear interest at a rate equal to Five Percent (5%) above the Stated Rate of Interest (as defined in Section 1 hereof), compounded monthly, retroactive to the date of occurrence of such Event of Default. At such time as a judgment is obtained for any amounts owing under this Note or any documents or instrument securing this Note, interest shall continue to accrue on the amount of the judgment at a rate equal to Five Percent (5%) above the Stated Rate of Interest, compounded monthly.

         9. WAIVERS. Makers waive any right of offset against this Note, diligence, demand, presentment for payment, protest and notice of non-payment and of protest, notice of default, notice of acceleration, and all other notices or demands of any kind. The Makers consent, without notice and without release of liability, to extensions or accommodations given by the Holder, to the release, modification, or exchange of any security, and to the release, in whole or in part, of any other maker, endorser or guarantor.

         10. NO OFFSET BY MAKERS. No offset or claim of any kind or nature that Makers now have or may in the future have against the Holder, including but not limited to any claims arising pursuant to the Merger Agreement or the Employment Agreement, shall constitute a defense to the payment of, or relieve Makers from paying to Holder or its order, the payments required by Makers under this Note, and Makers hereby waive any right to assert such offset or claim as a defense to its obligations under this Note.

         11.  COST  OF  COLLECTION.  The  Makers  agree  to  pay  all  costs  of collection. Costs of collection include, without limitation, reasonable attorneys' fees if this Note is placed in the hands of attorneys for collection or if suit is brought, together with all court costs and other expenses incurred in the prosecution of suit. If Makers shall become subject to any case or proceeding under any bankruptcy or insolvency laws (collectively, the "Bankruptcy Laws"), Makers shall pay to Holder all attorneys' fees, costs and expenses which Holder may incur to obtain relief from any provision of the Bankruptcy Laws which delays or otherwise impairs Holder's exercise of any right or remedy under this Note, or any other documents given by Makers in connection with this loan, or to obtain adequate protection for any of Holder's rights or collateral.

         12. ADDITIONAL SUMS. For the purpose of assuring compliance with any laws of the State of Arizona which may now or hereafter limit the maximum rate of interest to be charged, all fees, charges, goods, claims, or any other sums or things of value (collectively, the "Additional Sums") paid or transferred to the holder hereof, whether pursuant to this Note or otherwise with respect to the indebtedness evidenced hereby and which may be deemed to be interest, shall be payable as and shall be deemed to be additional interest. For such purposes only, the agreed upon and contracted rate of interest described above shall be deemed to be increased by the Additional Sums.

         13. NO CONTINUING WAIVER. The failure of the Holder to exercise any option hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default or in the event of continuance of any existing default.

         14. CHOICE OF LAW. This Note shall be governed by and construed in accordance with the substantive, internal laws of the State of Arizona, but not the conflicts or choice of law provisions thereof. Any action to enforce any provision of this Agreement, or to obtain any remedy with respect hereto shall be brought in the Superior Court, Maricopa County, Arizona, and for this purpose, each party hereto expressly and irrevocably consents to the jurisdiction and venue of such Court.

         15. CUMULATIVE REMEDIES. All rights and remedies of Holder as set forth in this Note or otherwise allowed in law or in equity shall be cumulative and may be enforced by the Holder hereof concurrently or sequentially.

         16. NO ORAL MODIFICATION. This Note may be waived, changed, modified or discharged only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         17. INTERPRETATION. Makers agree that it and its counsel have reviewed and revised this Note and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party, shall not apply to the interpretation of this Note.

         18. OBLIGATION OF MAKERS. The obligations of Makers to this Note shall be joint and several. All assets whatsoever of each Maker are committed for the payment of this Note, including, without limitation, separate assets, community assets and assets held in partnership, joint tenancy, tenancy in common or other forms of whole or partial ownership.

         IN WITNESS WHEREOF, this Note has been executed as of the date first hereinabove written.


Intercell Corporation, a Colorado        Cellular Magnetics, Inc., an Arizona
corporation                              corporation

    /s/ Gordon J. Sales                      /s/ Gordon J. Sales
By:________________________________      By:_________________________________
   Gordon J. Sales, President               Gordon J. Sales, President


















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